Putnam
Global Equity
Fund*

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

2-29-00


*Formerly Putnam Diversified Equity Trust

[SCALE LOGO OMITTED]


From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

This is the last letter to you and the other shareholders of Putnam Global Equity Fund that I will be signing. After more than 30 years as Chairman of the Trustees and President of the Putnam Funds, the time has come for me to step aside. In June, John Hill will become Chairman. John is currently an independent Trustee and has served on the board for the past 14 years. In addition, my son, George Putnam, III, will take on the role of President. I am confident that the leadership of the funds will be in exceptionally strong hands.

I will become Chairman Emeritus, remain a Putnam shareholder, and stay in close touch with the funds. It has been my privilege to serve you.

In one final piece of news, I am pleased to announce the addition of Michael K. Arends to your fund's management team. Before joining Putnam in 1997, Mike was with Phoenix Duff and Phelps, Kemper Financial Services, Institutional Capital Corporation, and Mathers and Company. He has 22 years of investment experience.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
April 19, 2000


Report from the Fund Managers

Paul C. Warren
Justin M. Scott
Michael Stack
Omid Kamshad
Michael K. Arends

Putnam Global Equity Fund ended its first fiscal year of the new millennium with outstanding results. True global flexibility in the pursuit of stock investments that offer both attractive valuations and solid growth potential has enabled your fund to outperform its three benchmark indexes for the 12-month period. Furthermore the fund's multidimensional investment process allowed it to produce attractive risk-adjusted returns for the three- and five-year periods ended March 31, 2000, as indicated by Morningstar, an independent mutual fund reporting service.

Total return for 12 months ended 2/29/00

       Class A           Class B           Class C          Class M
     NAV     POP       NAV     CDSC      NAV     CDSC     NAV     POP
--------------------------------------------------------------------------
    63.14%  53.76%    62.03%  57.03%    61.94%  60.94%   62.48%  56.78%
--------------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* PORTFOLIO FIRES ON ALL CYLINDERS

Putnam Global Equity Fund's management process involves a rigorous research-intensive approach that drives the portfolio's performance potential. Just as an automobile engine has a set number of pistons generating horsepower, your fund's performance is driven by an investment strategy that involves three distinct components: a top-down macro analysis of country markets, a similar in-depth study of industry sectors, and a bottom-up evaluation of individual stocks worldwide. To varying degrees, all three portfolio pistons -- the countries, industries, and companies we chose to emphasize -- kept the fund's performance running smoothly in an upward direction during the period. Stock selection had the greatest positive impact, with sector weighting decisions running a close second. Exposure to country markets such as the United States, Japan, France, the United Kingdom, and Germany, proved positive as well but to a much lesser extent.



[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Telecommunications       12.6%

Electronics               8.1%

Software                  7.3%

Broadcasting              7.0%

Communications
equipment                 6.2%

Footnote reads:
*Based on net assets as of 2/29/00. Holdings will vary over time.


* M&A ACTIVITY AND GLOBAL SYNCHRONIZATION CREATE INVESTMENT PARADIGM SHIFT

The dramatic and fast-paced way in which world markets are currently evolving appears to have changed the global investment landscape, if not permanently then at least for the near term. The synchronization of recovery in the world's economies and increased global merger and acquisition activity, combined with the technology boom, have caused the trajectory of several industries and many companies to transcend regional influences.

In the past, choosing the right country markets was paramount to the successful performance of individual stocks within a portfolio. Today that is not necessarily so. Now that the M&A trend that dominated the U.S. market for the past decade has gone global, megacapitalization multinational corporations are emerging. These companies have no geographic boundaries. For example, Vodafone Group Plc. does business in Germany, but it is no longer a German company. Rather, it is a global telecom operator with major interests in Germany, the United Kingdom, and the United States. While these holdings were held in the portfolio during the fiscal year, they were no longer part of the portfolio as of February 29, 2000.


Morningstar, Inc., an independent rating agency, gave the fund's class A shares its highest rating of 5 out of 5 stars for risk-adjusted performance for the 3- and 5-year periods ended March 31, 2000. Of the 1,124 international equity funds rated, only the top 10% received 5 stars.

Past performance is not indicative of future results. Morningstar ratings reflect risk-adjusted performance through 3/31/00 and are subject to change every month. Morningstar ratings are calculated from a fund's 3-year return (with fee adjustment) in excess of 90-day Treasury bill returns and a risk factor that reflects performance below 90-day Treasury bill returns. For 3- and 5-year performance, the fund received 5 stars. There were 1,124 and 672 international equity funds rated; the top 10% received 5 stars, the next 22.5% receive 4 stars. Performance of other share classes will vary.


Because of this trend, the largest 110 companies in the world account for more than half the investable market capitalization of all companies. In other words, company selection has become nearly as important as country market selection.

Regional forces also have had a growing measure of influence on individual stock performance. These forces include Europe's Economic and Monetary Union and the wave of corporate restructurings intended to increase shareholder value that is sweeping across Europe and, more recently, Japan. Of course, industries and companies that have a decidedly regional flavor will always exist. Retail is one example. In such cases, the political, economic, and social backdrop of a particular country will continue to be critical determining factors in certain stock investment decisions.

* TECHNOLOGY, TELECOMMUNICATIONS, AND MEDIA NAMES CONTRIBUTE STRONGLY

Industry sectors and, more importantly, companies that are representative of the "new economy" dominated the portfolio throughout the fiscal year. We actively chose to overweight issues in the technology, telecommunications, and media sectors relative to the fund's benchmark. The desire to communicate faster and more efficiently, whether at work or play, is driving technology expenditure and creating what we believe to be a secular trend. In order to remain competitive, companies must invest in technology. This, in turn, is bolstering worldwide demand for personal computers, mobile telephones, and telecommunications and Internet infrastructure.

Across Europe and in Japan, we sought out technology companies as well as fixed-line and wireless telecommunications providers that exhibit strong pricing power, are recognized leaders in product innovation, and are focused on earning a high return on capital. Holdings that have performed extremely well for the fund include Oracle Corp., Nokia Ojy, Cable and Wireless Plc, Sun Microsystems, Inc., Bouygues S.A., Telecom Italia Mobile SpA, Motorola, Inc., Telefonica S.A. and Nippon Television Network Corp. The tech mania also has allowed many semiconductor companies to experience booming demand. We added several new holdings that are poised to appreciate, including LSI Logic Corp. and Altera. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review in accordance with the fund's investment strategy and may vary in the future.


 "New economy" stocks -- the buzz of markets around the world

With the millennium came another historic event: the emergence of a new era in global economic growth. Popularly coined the "new economy" in the U.S., the current leg of expansion in the world's economies, it is believed, will stem a great deal from innovative information technology. The Internet is certainly at the forefront of that technology. "The evolution of the Internet as a pervasive phenomenon means that the traditional factors of production -- capital and skilled labor -- are no longer the main determinants of the power of an economy. Now, economic potential is increasingly linked to the ability to control and manipulate information."*

The growing global appetite for information technology has spawned an increasing number of high-growth industries and companies that have demonstrated the ability to perform independently of traditional market forces such as interest rate movements or historic business cycles -- hence the new economy moniker. Our disciplined valuation approach -- in which we compare a stock's current price to its potential relative payback - has enabled the fund to capitalize on the dynamic growth potential of many new economy stocks.

*Business Week, "The Internet Economy: The World's Next Growth Engine",
 October 4, 1999


Another area in which the fund has considerable global exposure is media. Economic recovery in nations around the world bodes well for advertising while the rapid rise of the Internet stands to benefit television stations as demand for content increases. Advertisers such as Havas Advertising, WPP, and Publicis are all generating high revenues from global multinational clients intent on raising their worldwide brand awareness. ProSieban Media AG, TF1 (Television Francaise), AT&T Liberty Media, and Carlton Communications are all contributing their part to the convergence of old and new media.

We underweighted stocks in the financial, pharmaceutical, and industrial materials arenas. Rising global interest rates, a diminishing stream of new blockbuster drugs, and an increasingly challenging pricing environment were our primary reasons for selling such stocks as Merck and Union Carbide.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Oracle Corp.
United States
Software

Motorola, Inc.
United States
Electronic

Vodafone Group Plc
United Kingdom
Telecommunications

Sony Corp.
Japan
Consumer

AT&T Liberty Media
United States
Cable television

NTT Mobile Communications
Luxembourg
Telephone

Applied Materials, Inc.
United States
Semiconductors

Cable & Wireless Plc
United Kingdom
Telecommunications

Philips Electronics N.V.
Netherlands
Technology

Nokia Oyj
Finland
Communications equipment

Footnote reads:
These holdings represent 22.9% of the fund's net assets as of 2/29/00. Portfolio holdings will vary over time.


* OUTLOOK: EMPHASIZE MORE OF SAME

As we enter fiscal 2001, we will continue to target technology and telecom companies that we believe are positioned to benefit from the fundamental change in business that is taking place in our world today. We aim to continue identifying companies in Europe, Japan, and the United States that are implementing genuine restructuring initiatives as well as those whose products and services are likely to be in demand as world economies recover. We are mindful that rising interest rates and somewhat extended valuations could lead to bouts of volatility in the months ahead. Nevertheless, we are confident that the fund's three-dimensional investment process will enable us to successfully pinpoint opportunities whatever challenges lie ahead.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 2/29/00, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Global Equity Fund seeks capital appreciation by investing primarily in common stocks of companies located in foreign countries and in the United States.




TOTAL RETURN FOR PERIODS ENDED 2/29/00

                       Class A           Class B           Class C           Class M
(inception dates)      (7/1/94)          (7/1/94)          (2/1/99)          (7/3/95)
                     NAV      POP      NAV     CDSC      NAV     CDSC      NAV      POP
-------------------------------------------------------------------------------------------
1 year               63.14%   53.76%   62.03%  57.03%    61.94%  60.94%    62.48%   56.78%
-------------------------------------------------------------------------------------------
5 years             259.74   239.01   249.21  247.21    248.48  248.48    253.54   241.19
Annual average       29.18    27.66    28.42   28.27     28.36   28.36     28.73    27.82
-------------------------------------------------------------------------------------------
Life of fund        274.58   252.99   262.38  261.38    261.65  261.65    267.68   254.77
Annual average       26.28    24.96    25.54   25.48     25.50   25.50     25.87    25.07
-------------------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 2/29/00

                                                   MSCI         Consumer
                Standard & Poor's  MSCI EAFE    All-Country       price
                   500 Index         Index      World Index       index
---------------------------------------------------------------------------
1 year               11.73%          25.45%        21.68%         3.16%
---------------------------------------------------------------------------
5 years             206.93           83.41        129.01         12.58
Annual average       25.13           12.89         18.02          2.40
---------------------------------------------------------------------------
Life of fund        243.11           74.23        130.72         14.86
Annual average       24.30           10.29         15.90          2.48
---------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Recent returns were achieved during favorable market conditions. They do not take into account any adjustment for taxes payable on reinvested distributions. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge or CDSC, if any, currently applicable to class M shares and the higher operating expenses. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.




[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 7/1/94

                                                             MSCI
        Fund's class A   Standard & Poor's   MSCI EAFE    All-Country   Consumer Price
Date     shares at POP       500 Index         Index      World Index       Index
7/1/94       9,425            10,000           10,000       10,000         10,000
2/28/95      9,812            11,179            9,500       10,074         10,203
2/29/96     12,813            15,058           11,101       12,368         10,480
2/28/97     14,980            18,997           11,460       14,074         10,797
2/28/98     19,136            25,647           13,234       17,100         10,953
2/28/99     21,638            30,709           13,889       18,961         11,135
2/29/2000  $35,299           $34,311          $17,423      $23,072        $11,486


Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $36,238 ($36,138 at CDSC); a $10.000 investment in the fund's class C shares would have been valued at $36,165 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $36,768 ($35,477 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 2/29/00

                           Class A       Class B    Class C        Class M
------------------------------------------------------------------------------
Distributions (number)        1             1          1              1
------------------------------------------------------------------------------
Income                     $0.271        $0.175     $0.249         $0.211
------------------------------------------------------------------------------
Capital gains
 Long-term                  0.487         0.487      0.487          0.487
------------------------------------------------------------------------------
 Short-term                 1.895         1.895      1.895          1.895
------------------------------------------------------------------------------
 Total                     $2.653        $2.557     $2.631         $2.593
------------------------------------------------------------------------------
Share value:            NAV      POP       NAV        NAV       NAV      POP
------------------------------------------------------------------------------
2/28/99               $13.62   $14.45    $13.40     $13.63    $13.48   $13.97
------------------------------------------------------------------------------
2/29/00                19.32    20.50     18.92      19.20     19.07    19.76
------------------------------------------------------------------------------




TOTAL RETURN FOR PERIODS ENDED 3/31/00 (most recent calendar quarter)

                     Class A           Class B           Class C            Class M
(inception dates)    (7/1/94)          (7/1/94)          (2/1/99)          (7/3/95)
                   NAV      POP      NAV     CDSC      NAV     CDSC      NAV      POP
-----------------------------------------------------------------------------------------
1 year             59.20%   50.01%   58.13%  53.13%    58.19%  57.19%    58.58%   53.03%
-----------------------------------------------------------------------------------------
5 years           258.15   237.58   247.41  245.41    247.01  247.01    251.70   239.32
Annual average     29.07    27.55    28.28   28.13     28.25   28.25     28.60    27.68
-----------------------------------------------------------------------------------------
Life of fund      281.37   259.38   268.71  267.71    268.06  268.06    274.04   260.91
Annual average     26.21    24.92    25.47   25.41     25.44   25.44     25.79    25.01
-----------------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.
See first page of performance section for performance calculation method.



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


Comparative benchmarks

Standard & Poor's 500 Index* is an unmanaged list of common stocks whose performance assumes reinvestment of all distributions. It is frequently used as a general measure of stock market performance.

Europe, Australasia, and Far East (EAFE)* component of Morgan Stanley Capital International (MSCI) World Index is an unmanaged list of approximately 1,045 equity securities originating in 18 countries listed on the stock exchanges of Europe, Australasia, and the Far East, with all values expressed in U.S. dollars. Performance figures reflect changes in market prices and reinvestment of distributions net of withholding taxes.

Morgan Stanley Capital International (MSCI) All-Country World Index* is an unmanaged list of global equity securities, with all values expressed in U.S. dollars.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of independent accountants
For the fiscal year ended February 29, 2000

To the Trustees and Shareholders of
Putnam Global Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Equity Fund (formerly Putnam Diversified Equity Trust) (the "fund") at February 29, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at February 29, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
April 10, 2000




The fund's portfolio
February 29, 2000

COMMON STOCKS (98.7%) (a)
NUMBER OF SHARES                                                                                                     VALUE
Airlines (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             71,039  Deutsche Lufthansa AG (Germany)                                                        $    1,590,834

Automotive (0.8%)
--------------------------------------------------------------------------------------------------------------------------
            757,684  Investor AB (Sweden)                                                                       11,106,174

Banking (1.2%)
--------------------------------------------------------------------------------------------------------------------------
            319,100  Bank of New York Company, Inc.                                                             10,630,019
             38,586  Credit Suisse Group (Switzerland)                                                           6,171,064
                                                                                                            --------------
                                                                                                                16,801,083

Broadcasting (7.0%)
--------------------------------------------------------------------------------------------------------------------------
          1,110,225  Carlton Communications Plc (United Kingdom)                                                12,554,984
            289,100  CBS Corp. (NON)                                                                            17,219,519
             80,900  Grupo Televisa S.A.GDR (Mexico) (NON)                                                       6,214,131
            477,190  Mediaset SpA (Italy)                                                                       11,622,344
             18,010  Nippon Television Network Corp. (Japan)                                                    24,879,760
            140,507  ProSieben Media AG (Germany)                                                               20,098,402
              9,777  Television Francaise I (TF1) (France)                                                       6,378,393
                                                                                                            --------------
                                                                                                                98,967,533

Cable Television (4.7%)
--------------------------------------------------------------------------------------------------------------------------
            574,638  AT&T Corp. - Liberty Media Group Class A (NON)                                             30,024,836
             69,500  Adelphia Communications Corp.                                                               3,818,156
            202,800  Comcast Corp. Class A                                                                       8,619,000
            297,400  MediaOne Group Inc.                                                                        23,345,900
                                                                                                            --------------
                                                                                                                65,807,892

Chemicals (0.9%)
--------------------------------------------------------------------------------------------------------------------------
                 11  Celanese AG (Germany) (NON)                                                                       219
            231,150  Monsanto Co.                                                                                8,971,509
             87,300  Rohm & Haas Co.                                                                             3,524,738
                                                                                                            --------------
                                                                                                                12,496,466

Commercial and Consumer Services (2.6%)
--------------------------------------------------------------------------------------------------------------------------
             33,921  Havas Advertising S.A. (France)                                                            18,359,402
             11,200  Publicis S.A. (France)                                                                      5,726,319
             12,000  Trans Cosmos, Inc. (Japan)                                                                  5,583,932
            357,952  WPP Group Plc (United Kingdom)                                                              6,905,743
                                                                                                            --------------
                                                                                                                36,575,396

Communications Equipment (6.2%)
--------------------------------------------------------------------------------------------------------------------------
             33,000  Cisco Systems, Inc. (NON)                                                                   4,362,188
            127,500  Corning Inc.                                                                               23,970,000
             27,600  Juniper Networks, Inc. (NON)                                                                7,571,025
            133,243  Nokia Oyj AB Class A, (Finland)                                                            26,657,327
            261,199  Telefonaktiebolaget LM Ericsson Class B, (Sweden)                                          25,095,731
                                                                                                            --------------
                                                                                                                87,656,271

Computers (4.2%)
--------------------------------------------------------------------------------------------------------------------------
            374,200  Dell Computer Corp. (NON)                                                                  15,272,038
             95,000  Lexmark International Group, Inc. Class A (NON)                                            11,328,750
            707,000  NEC Corp. (Japan)                                                                          15,774,652
            175,300  Sun Microsystems, Inc. (NON)                                                               16,697,325
                                                                                                            --------------
                                                                                                                59,072,765

Conglomerates (1.1%)
--------------------------------------------------------------------------------------------------------------------------
            505,000  Sumitomo Corp. (Japan)                                                                      5,590,203
             88,535  Vivendi (France)                                                                           10,439,427
                                                                                                            --------------
                                                                                                                16,029,630

Consumer (2.3%)
--------------------------------------------------------------------------------------------------------------------------
            112,300  Sony Corp. (Japan)                                                                         33,170,498

Consumer Goods (0.8%)
--------------------------------------------------------------------------------------------------------------------------
            215,600  Kimberly-Clark Corp.                                                                       11,143,825

Consumer Services (0.9%)
--------------------------------------------------------------------------------------------------------------------------
             66,853  TPI Paginas Amarillas 144A (Spain) (NON)                                                    4,587,553
            168,500  Young & Rubicam, Inc.                                                                       8,509,250
                                                                                                            --------------
                                                                                                                13,096,803

Consumer Staples (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            682,489  Diageo Plc (United Kingdom)                                                                 5,211,758

Electrical Equipment (3.3%)
--------------------------------------------------------------------------------------------------------------------------
            625,000  Furukawa Electric Co., Ltd. (The) (Japan)                                                   9,537,172
            469,700  Rockwell International Corp.                                                               21,253,925
             87,208  Siemens AG (Germany)                                                                       15,635,152
                                                                                                            --------------
                                                                                                                46,426,249

Electronics (8.1%)
--------------------------------------------------------------------------------------------------------------------------
              6,700  Advantest Corp. (Japan)                                                                     1,212,978
            157,800  Altera Corp. (NON)                                                                         12,584,550
            228,000  Intel Corp.                                                                                25,764,000
             91,100  Kyocera Corp. (Japan)                                                                      15,416,541
            269,300  LSI Logic Corp. (NON)                                                                      17,252,031
            225,900  Motorola, Inc.                                                                             38,515,950
              4,215  Swatch Group AG (The) (Switzerland)                                                         4,554,973
                                                                                                            --------------
                                                                                                               115,301,023

Energy (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            139,600  Schlumberger Ltd.                                                                          10,312,950

Engineering & Construction (0.9%)
--------------------------------------------------------------------------------------------------------------------------
             15,655  Bouygues S.A. (France)                                                                     13,087,932

Entertainment (0.9%)
--------------------------------------------------------------------------------------------------------------------------
            238,700  Viacom, Inc. Class B (NON)                                                                 13,307,525

Financial (2.1%)
--------------------------------------------------------------------------------------------------------------------------
             90,078  American Express Co.                                                                       12,087,342
            288,329  Citigroup, Inc.                                                                            14,903,005
                775  Julius Baer Holdings AG (Switzerland)                                                       2,390,217
                                                                                                            --------------
                                                                                                                29,380,564

Food (0.5%)
--------------------------------------------------------------------------------------------------------------------------
              4,124  Nestle S.A. (Switzerland)                                                                   6,988,020

Insurance (1.4%)
--------------------------------------------------------------------------------------------------------------------------
            130,000  American General Corp.                                                                      6,784,375
             49,600  American International Group, Inc.                                                          4,386,500
            171,640  Internationale Nederlanden Groep (ING) (Netherlands)                                        8,712,546
                                                                                                            --------------
                                                                                                                19,883,421

Investment Banking/Brokerage (3.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,821,000  Nikko Securities Co. Ltd. (Japan)                                                          23,451,395
            193,000  Nomura Securities Co. Ltd. (Japan)                                                          5,437,608
             67,400  Merrill Lynch & Co., Inc.                                                                   6,908,500
            178,800  Morgan Stanley, Dean Witter, Discover and Co.                                              12,594,225
                                                                                                            --------------
                                                                                                                48,391,728

Lodging/Tourism (1.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,714,970  Granada Group Plc (United Kingdom)                                                         17,281,019

Machinery (0.6%)
--------------------------------------------------------------------------------------------------------------------------
             75,100  Fuji Machine Manufacturing Co., Ltd. (Japan)                                                4,962,074
             70,900  THK Co., Ltd. (Japan)                                                                       3,125,193
                                                                                                            --------------
                                                                                                                 8,087,267

Medical Technology (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             62,700  PE Corp.-PE Biosystems Group                                                                6,614,850

Oil & Gas (3.3%)
--------------------------------------------------------------------------------------------------------------------------
             43,300  Exxon Mobil Corp.                                                                           3,261,031
            175,200  Royal Dutch Petroleum Co. Plc ADR (Netherlands)                                             9,198,000
          2,075,175  Shell Transport & Trading Co. Plc (United Kingdom)                                         14,273,649
            150,041  Total S.A. Class B, (France)                                                               19,939,511
                                                                                                            --------------
                                                                                                                46,672,191

Paper & Forest Products (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            115,000  Sealed Air Corp. (NON)                                                                      5,714,063

Pharmaceuticals (1.9%)
--------------------------------------------------------------------------------------------------------------------------
              3,362  Ares-Serono Group Class B, (Switzerland)                                                   10,935,968
                674  Roche Holdings AG (Switzerland)                                                             7,299,874
            218,552  Sanofi-Synthelabo SA (France) (NON)                                                         8,447,108
                                                                                                            --------------
                                                                                                                26,682,950

Real Estate (0.8%)
--------------------------------------------------------------------------------------------------------------------------
            851,000  Cheung Kong Infrastructure Holdings (Hong Kong)                                            11,317,798

Retail (1.7%)
--------------------------------------------------------------------------------------------------------------------------
             12,800  Bulgari S.P.A. (Italy)                                                                        117,504
                 30  Circle K Japan Co. Ltd. (Japan)                                                                 1,142
             50,538  Gucci Group N.V. (Netherlands)                                                              4,418,916
             12,000  Ito-Yokado Co., Ltd. (Japan)                                                                  697,991
            118,700  Kojima Co Ltd. (Japan)                                                                      3,462,937
            350,700  TJX Cos., Inc. (The)                                                                        5,589,281
            245,600  Tandy Corp.                                                                                 9,348,150
                                                                                                            --------------
                                                                                                                23,635,921

Semiconductor (2.2%)
--------------------------------------------------------------------------------------------------------------------------
            159,113  Applied Materials, Inc. (NON)                                                              29,107,734
             56,300  St Assembly Test Service Ltd. (Singapore) (NON)                                             2,702,400
                                                                                                            --------------
                                                                                                                31,810,134

Software (7.3%)
--------------------------------------------------------------------------------------------------------------------------
             61,800  Adobe Systems, Inc.                                                                         6,303,600
             46,100  BEA Systems, Inc. (NON)                                                                     5,834,531
             81,700  Computer Associates International, Inc.                                                     5,254,331
            257,749  Microsoft Corp. (NON)                                                                      23,036,317
            559,900  Oracle Corp. (NON)                                                                         41,572,575
             12,442  SAP AG Systeme Preference Bearer (Germany)                                                 10,431,855
             56,100  VERITAS Software Corp. (NON)                                                               11,100,788
                                                                                                            --------------
                                                                                                               103,533,997

Technology (2.0%)
--------------------------------------------------------------------------------------------------------------------------
            153,180  Philips Electronics N.V. (Netherlands)                                                     28,462,318

Technology Services (3.9%)
--------------------------------------------------------------------------------------------------------------------------
             55,300  China.com Corp. (Hong Kong) (NON)                                                           6,794,988
            361,700  Electronic Data Systems Corp.                                                              23,420,075
             12,821  Framtidsfabriken AB (Sweden) (NON)                                                          3,024,513
                900  Framtidsfabriken AB 144A (Sweden) (NON)                                                       212,313
            253,200  Lycos, Inc.                                                                                15,097,050
          2,156,000  Pacific Century CyberWorks Ltd. (Hong Kong) (NON)                                           6,136,412
                                                                                                            --------------
                                                                                                                54,685,351

Telecommunications (12.6%)
--------------------------------------------------------------------------------------------------------------------------
            179,671  BCE, Inc. (Canada)                                                                         19,571,195
          1,380,203  Cable & Wireless Plc (United Kingdom)                                                      28,665,588
             83,760  Covad Communications Group 144A (NON)                                                       7,559,340
             77,275  France Telecom S.A. (France)                                                               12,509,953
            383,400  Global TeleSystems Group, Inc. (NON)                                                        9,585,000
             34,200  Helsingin Puhelin Oyj (Helsinki Telephone Corp.)
                       Class E, (Finland)                                                                        3,669,027
            103,500  Jazztel Plc (United Kingdom) (NON)                                                         12,187,125
             80,625  NTL Inc. (NON)                                                                              7,377,188
            803,227  Telecom Italia Mobile SpA (Italy)                                                          10,984,912
            221,200  Telefonos de Mexico S.A. ADR Class L, (Mexico)                                             14,543,900
                  5  Telesp Participacoes S.A. (Brazil)                                                                165
             72,039  United Pan-Europe NV (Netherlands)                                                         14,248,898
          6,864,305  Vodafone Group Plc (United Kingdom)                                                        38,514,369
                                                                                                            --------------
                                                                                                               179,416,660

Telephone (4.8%)
--------------------------------------------------------------------------------------------------------------------------
          1,889,000  China Telecom Ltd. (Hong Kong)                                                             17,355,216
             20,712  HPY Holding Oyj (Finland) (NON)                                                               972,882
                  4  KDD Corp. (Japan)                                                                                 373
                730  NTT Mobile Communications (Luxembourg)                                                     29,391,075
            466,296  Telecom Italia SpA (Italy)                                                                  8,206,793
            422,805  Telefonica S.A. (Spain) (NON)                                                              12,197,935
                                                                                                            --------------
                                                                                                                68,124,274

Tobacco (0.4%)
--------------------------------------------------------------------------------------------------------------------------
              2,524  Cie Finance Richemont (Switzerland)                                                         5,853,503

Toys (0.4%)
--------------------------------------------------------------------------------------------------------------------------
             24,800  Nintendo Co. Ltd. (Japan)                                                                   5,407,180

Transaction Processing (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             40,200  CheckFree Holdings Corp. (NON)                                                              3,535,088
                                                                                                            --------------
                     Total Common Stocks (cost $991,575,766)                                                $1,398,640,904

UNITS (0.5%) (a) (cost $6,274,331)
NUMBER OF UNITS                                                                                                      VALUE
--------------------------------------------------------------------------------------------------------------------------
            858,600  Taiwan Semiconductor Manufacturing Co., Structured Note
                       (issued by UBS AG Warburg Dillon Read) 3.0%, 2000
                       (Taiwan)                                                                             $    7,010,641

SHORT-TERM INVESTMENTS (1.2%) (a) (cost $16,548,000)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $16,548,000  Interest in $702,686,000 joint repurchase agreement dated February 29, 2000 with Morgan (J.P.) & Co., Inc.
                       due March 1, 2000 with respect to various U.S. Treasury
                       obligations -- maturity value of $16,550,648 for an effective
                       yield of 5.76%                                                                       $   16,548,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $1,014,398,097) (b)                                            $1,422,199,545
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,417,704,315.

  (b) The aggregate identified cost on a tax basis is $1,033,843,237, resulting in gross unrealized appreciation and depreciation of $427,563,042 and $39,206,734, respectively, or net unrealized appreciation of $388,356,308.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR or GDR after the name of a foreign holding stands for American Depositary Receipts or Global Depositary
      Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at February 29, 2000: (as percentage of Market Value)

            Canada               1.4%
            Finland              2.2
            France               6.7
            Germany              3.3
            Hong Kong            2.9
            Italy                2.2
            Japan               11.1
            Luxembourg           2.0
            Mexico               1.4
            Netherlands          4.6
            Spain                1.2
            Sweden               2.8
            Switzerland          3.1
            United Kingdom       9.6
            United States       45.3
            Other                0.2
                               -----
            Total              100.0%

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
February 29, 2000
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,014,398,097) (Note 1)                                        $1,422,199,545
-----------------------------------------------------------------------------------------------
Cash                                                                                        195
-----------------------------------------------------------------------------------------------
Dividends and other receivables                                                       1,149,666
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                4,384,991
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                       52,562,473
-----------------------------------------------------------------------------------------------
Total assets                                                                      1,480,296,870

Liabilities
-----------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                        281,231
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                     55,762,140
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            2,693,242
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          1,969,107
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              244,080
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            23,484
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              2,913
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                1,464,542
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  151,816
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    62,592,555
-----------------------------------------------------------------------------------------------
Net assets                                                                       $1,417,704,315

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                    $927,952,812
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                           (16,292,315)
-----------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                               98,260,030
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                        407,783,788
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $1,417,704,315

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($623,649,393 divided by 32,277,658 shares)                                              $19.32
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $19.32)*                                  $20.50
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($709,891,332 divided by 37,516,410 shares)**                                            $18.92
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($25,538,852 divided by 1,329,831 shares)**                                              $19.20
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($58,624,738 divided by 3,074,517 shares)                                                $19.07
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $19.07)*                                  $19.76
-----------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended February 29, 2000
Investment income:
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $724,560)                                         $  9,523,874
-----------------------------------------------------------------------------------------------
Interest                                                                                378,619
-----------------------------------------------------------------------------------------------
Total investment income                                                               9,902,493

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      6,178,098
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        1,664,413
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        26,955
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         13,868
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 1,314,357
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 4,927,452
-----------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                    87,435
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                   301,742
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  59,274
-----------------------------------------------------------------------------------------------
Registration fees                                                                        96,760
-----------------------------------------------------------------------------------------------
Auditing                                                                                 50,105
-----------------------------------------------------------------------------------------------
Legal                                                                                     9,941
-----------------------------------------------------------------------------------------------
Postage                                                                                 121,596
-----------------------------------------------------------------------------------------------
Other                                                                                   104,849
-----------------------------------------------------------------------------------------------
Total expenses                                                                       14,956,845
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (177,567)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         14,779,278
-----------------------------------------------------------------------------------------------
Net investment loss                                                                  (4,876,785)
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                    207,046,667
-----------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                            (223,528)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of  assets and liabilities in
foreign currencies during the year (Note 1)                                            (462,493)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                          296,995,237
-----------------------------------------------------------------------------------------------
Net gain on investments                                                             503,355,883
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $498,479,098
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                    Year ended      Year ended
                                                                                   February 29     February 28
                                                                                          2000            1999
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment loss                                                              $   (4,876,785)  $  (1,365,696)
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                       206,823,139      84,241,208
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in foreign currencies                        296,532,744      (3,737,132)
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                498,479,098      79,138,380
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  In excess of net investment income
    Class A                                                                          (7,131,495)             --
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (5,510,486)             --
---------------------------------------------------------------------------------------------------------------
    Class C                                                                            (199,314)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            (545,209)             --
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                         (62,683,472)    (26,234,811)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (75,005,590)    (33,206,052)
---------------------------------------------------------------------------------------------------------------
    Class C                                                                          (1,906,687)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                          (6,154,919)     (2,470,012)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                   368,846,631      62,966,169
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                        708,188,557      80,193,674

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                   709,515,758     629,322,084
---------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income and accumulated
net investment loss of $16,292,315 and
$359,190, respectively)                                                          $1,417,704,315    $709,515,758
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------

Per-share                                     Year ended                                                          Year ended
operating performance                           Feb. 29                   Year ended February 28                    Feb. 29
---------------------------------------------------------------------------------------------------------------------------------
                                                  2000             1999             1998             1997             1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $13.62           $13.18           $11.85           $11.02            $8.83
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                      (.02)(c)          .02(c)           .03(c)           .06(c)           .06
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                               8.37             1.66             3.06             1.77             2.60
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             8.35             1.68             3.09             1.83             2.66
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                   --               --             (.05)            (.12)            (.08)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                   (2.38)           (1.24)           (1.66)            (.83)            (.39)
---------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                 (.27)              --             (.05)            (.05)              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                              (2.65)           (1.24)           (1.76)           (1.00)            (.47)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $19.32           $13.62           $13.18           $11.85           $11.02
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                           63.14            13.08            27.74            16.92            30.58
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $623,649         $302,556         $270,536         $199,305         $142,513
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                         1.20             1.26             1.37             1.43             1.56
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                         (.14)             .17              .20              .48              .60
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          209.44           241.46            97.77            82.07            72.00
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through brokerage service and expense offset arrangements.
    (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
----------------------------------------------------------------------------------------------------------------------------------

Per-share                                      Year ended                                                          Year ended
operating performance                            Feb. 29                   Year ended February 28                    Feb. 29
----------------------------------------------------------------------------------------------------------------------------------
                                                   2000             1999             1998             1997             1996
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $13.40           $13.07           $11.77           $10.97            $8.80
----------------------------------------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (.13)(c)         (.07)(c)         (.06)(c)         (.01)(c)          .01
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                8.21             1.64             3.05             1.76             2.60
----------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                              8.08             1.57             2.99             1.75             2.61
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    --               --             (.01)            (.09)            (.05)
----------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                    (2.38)           (1.24)           (1.66)            (.83)            (.39)
----------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                  (.18)              --             (.02)            (.03)              --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                               (2.56)           (1.24)           (1.69)            (.95)            (.44)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $18.92           $13.40           $13.07           $11.77           $10.97
----------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                            62.03            12.33            26.98            16.19            30.05
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $709,891         $377,386         $333,642         $232,117         $150,679
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                          1.88             1.92             2.00             2.02             2.09
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                          (.81)            (.49)            (.44)            (.12)             .05
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           209.44           241.46            97.77            82.07            72.00
----------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through brokerage service and expense offset arrangements.
    (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                       Year ended      Feb. 1, 1999+
operating performance                                                                             Feb. 29        to Feb. 28
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    2000             1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                $13.63           $14.15
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(c)                                                                      (.13)              --
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                           8.33             (.52)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                8.20             (.52)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                      --               --
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                      (2.38)              --
---------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                                    (.25)              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                 (2.63)              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                      $19.20           $13.63
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                              61.94            (3.68)*
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                    $25,539             $190
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                                            1.88              .15*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                                                           (1.04)            (.05)*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                             209.44           241.46
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through brokerage service and expense offset arrangements.
    (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                    Year ended                                                         July 3, 1995+
operating performance                          Feb. 29                   Year ended February 28                  to Feb. 29
---------------------------------------------------------------------------------------------------------------------------------
                                                 2000             1999             1998             1997             1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $13.48           $13.11           $11.80           $11.01            $9.76
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(c)                   (.09)            (.03)            (.03)             .01               --
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                               8.27             1.64             3.07             1.78             1.72
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             8.18             1.61             3.04             1.79             1.72
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                   --               --             (.03)            (.12)            (.08)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                   (2.38)           (1.24)           (1.66)            (.83)            (.39)
---------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                 (.21)              --             (.04)            (.05)              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                              (2.59)           (1.24)           (1.73)           (1.00)            (.47)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $19.07           $13.48           $13.11           $11.80           $11.01
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                           62.48            12.61            27.36            16.51            17.95*
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $58,625          $29,384          $25,145          $14,791           $3,901
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                         1.63             1.67             1.75             1.77             1.23*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                         (.56)            (.25)            (.22)             .05               --*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          209.44           241.46            97.77            82.07            72.00
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through brokerage service and expense offset arrangements.
    (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.



Notes to financial statements
February 29, 2000

Note 1
Significant accounting policies

Putnam Global Equity Fund (formerly known as Putnam Diversified Equity Trust) ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation primarily through a diversified portfolio of growth and value stocks issued by companies worldwide.

The fund offers class A, class B, class C, and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party purchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended February 29, 2000, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sales, foreign currency gains and losses, post-October loss deferrals, organization costs, foreign taxes, realized and unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended February 29, 2000, the fund reclassified $2,330,164 to decrease distributions in excess of net investment income and $48,676 to increase paid-in-capital, with a decrease to accumulated net realized gains and losses of $2,378,840. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At February 29, 2000, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

For the year ended February 29, 2000, fund expenses were reduced by $177,567 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,681 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.65%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.75% of the average net assets attributable to class M shares. The Trustees currently limit payment by the fund to an annual rate of 0.50% of the average net assets attributable to class A for shares outstanding as of July 1, 1995 (except for class A shares for which Putnam Mutual Funds is dealer of record) and 0.25% of such average net asset value of shares acquired after that date (including shares acquired through reinvestment of distributions).

For the year ended February 29, 2000 Putnam Mutual Funds Corp., acting as underwriter received net commissions of $325,496 and $30,433 from the sale of class A and class M shares, respectively, and received $401,297 and $2,344 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended February 29, 2000, Putnam Mutual Funds Corp., acting as underwriter received $40,029 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended February 29, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,196,482,132 and $1,985,940,187, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At February 29, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                 Year ended February 29, 2000
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     12,675,186       $210,179,037
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    3,751,173         66,317,672
-----------------------------------------------------------------------------
                                                16,426,359        276,496,709

Shares
repurchased                                     (6,360,750)      (102,861,869)
-----------------------------------------------------------------------------
Net increase                                    10,065,609       $173,634,840
-----------------------------------------------------------------------------

                                                 Year ended February 28, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      6,334,545        $86,668,517
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,863,995         24,474,124
-----------------------------------------------------------------------------
                                                 8,198,540        111,142,641

Shares
repurchased                                     (6,508,215)       (87,307,056)
-----------------------------------------------------------------------------
Net increase                                     1,690,325        $23,835,585
-----------------------------------------------------------------------------

                                                 Year ended February 29, 2000
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     14,489,703       $233,678,478
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,386,814         76,023,532
-----------------------------------------------------------------------------
                                                18,876,517        309,702,010

Shares
repurchased                                     (9,514,225)      (151,240,623)
-----------------------------------------------------------------------------
Net increase                                     9,362,292       $158,461,387
-----------------------------------------------------------------------------

                                                 Year ended February 28, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      7,834,152       $106,056,611
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,419,026         31,277,908
-----------------------------------------------------------------------------
                                                10,253,178        137,334,519

Shares
repurchased                                     (7,619,210)      (101,800,083)
-----------------------------------------------------------------------------
Net increase                                     2,633,968       $ 35,534,436
-----------------------------------------------------------------------------

                                                 Year ended February 29, 2000
-----------------------------------------------------------------------------
Class C                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      1,309,209        $21,775,089
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      110,915          1,951,003
-----------------------------------------------------------------------------
                                                 1,420,124         23,726,092

Shares
repurchased                                       (104,211)        (1,793,768)
-----------------------------------------------------------------------------
Net increase                                     1,315,913        $21,932,324
-----------------------------------------------------------------------------

                                              For the period February 1, 1999
                                                 (commencement of operations)
                                                         to February 28, 1999
-----------------------------------------------------------------------------
Class C                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                         13,918           $191,352
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                           --                 --
-----------------------------------------------------------------------------
                                                    13,918            191,352

Shares
repurchased                                             --                 --
-----------------------------------------------------------------------------
Net increase                                        13,918           $191,352
-----------------------------------------------------------------------------

                                                 Year ended February 29, 2000
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        955,414        $15,199,431
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      376,318          6,570,256
-----------------------------------------------------------------------------
                                                 1,331,732         21,769,687

Shares
repurchased                                       (436,643)        (6,951,607)
-----------------------------------------------------------------------------
Net increase                                       895,089        $14,818,080
-----------------------------------------------------------------------------

                                                 Year ended February 28, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        570,399         $7,693,217
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      185,652          2,412,397
-----------------------------------------------------------------------------
                                                   756,051         10,105,614

Shares
repurchased                                       (495,014)        (6,700,818)
-----------------------------------------------------------------------------
Net increase                                       261,037         $3,404,796
-----------------------------------------------------------------------------


Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $56,145,225 as capital gain, for its taxable year ended February 29, 2000.

For the period, interest and dividends from foreign countries were $6,931,437. Taxes paid to foreign countries were $724,560 or $0.01 (for all classes of shares).

The fund has designated 2.00% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Europe Growth Fund

Global Equity Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Century Growth Fund [DBL. DAGGER]

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Tax Smart Equity Fund

Vista Fund

Voyager Fund

Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Small Cap Value Fund

Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund **

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 * Formerly Putnam Diversified Income Trust II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminv.com.


Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Thomas V. Reilly
Vice President

Paul C. Warren
Vice President and Fund Manager

Justin M. Scott
Vice President and Fund Manager

Michael Stack
Vice President and Fund Manager

Omid Kamshad
Vice President and Fund Manager

Michael K. Arends
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam Global Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


AN003-59728 4/00